                                                                  EXHIBIT 23.4

                           CONSENT OF TOM G. GREIG

   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.

                                          /s/ Tom G. Greig
                                          -----------------------------------
                                             Tom G. Greig

May 29, 1997